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                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of March ___, 1997 by and among NATIONAL CONSUMER SERVICES CORP., L.L.C., a Georgia limited liability company ("NCS"), NATIONAL CONSUMER SERVICES CORP. II, L.L.C., a Georgia limited liability company ("NCS II"), and BLOCK FINANCIAL CORPORATION, a Delaware corporation ("BFC").

                                    Recitals

                  A. BFC, NCS and NCS II are parties to that certain Credit Agreement dated as of December 19, 1995, as amended by the First Amendment to Credit Agreement dated as of January 1, 1996, and by the Second Amendment to Credit Agreement dated November 30, 1996 (as amended, the "Credit Agreement"), pursuant to which BFC agreed to extend credit to NCS and NCS II subject to the terms and conditions set forth therein.

                  B. The parties hereto desire to further amend the Credit Agreement as follows.

                                   Agreements

                  IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged and accepted, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used in this Third Amendment shall have the respective meanings ascribed to such terms in the Credit Agreement.

                  2. Amendment to Credit Agreement. Section 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  6.8 Restricted Payments. Borrower shall not, directly or indirectly, (a) declare or pay any dividend or make any distribution on account of any equity or ownership interest in Borrower other than (i) a Permitted Distribution, (ii) pursuant to Section 4.01(a) (or applicable successor section) of the NCS Operating Agreement and of the NCS II Operating Agreement, and (iii) pursuant to Section 4.01(b) of the NCS Operating Agreement (or applicable successor section) or (b) purchase, redeem, call or otherwise acquire or retire for value any equity or ownership interest in Borrower, except (i) pursuant to
Section 4.01(b) of the NCS Operating Agreement (or applicable successor section), and (ii) redemptions of minority equity/ownership interests held by employees of either Borrower (other than John B. Stanforth) pursuant to the Second Restated and Amended Operating

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Agreement of NCS and the Restated and Amended Operating Agreement of NCS II ;
provided, that this Section 6.8 shall not be deemed to prohibit the transactions contemplated by the Other Transaction Documents. Not later than the date of making any Permitted Distribution, the Manager of Borrower shall deliver to Lender an officer's certificate signed by the Manager of Borrower stating that such Permitted Distribution is permitted and setting forth the basis upon which the calculations required by this Section 6.8 were computed.

                  3. Credit Agreement Confirmed. The Credit Agreement, as amended by this Third Amendment, is in all respects ratified, approved and confirmed by NCS, NCS II and BFC and shall, as so amended, remain in full force and effect in accordance with its terms. All references to the Credit Agreement in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Third Amendment.

                  4. Miscellaneous. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Missouri and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Third Amendment by their respective officers thereunto duly authorized, as of the day and year first above written.

                                      BLOCK FINANCIAL CORPORATION

                                      By: /s/ Bret G. Wilson
                                         -----------------------------
                                      Name:  Bret G. Wilson
                                      Title: Vice President


                                      NATIONAL CONSUMER SERVICES
                                      CORP., L.L.C.

                                      By:  /s/ John B. Stanforth
                                         -----------------------------
                                          John B. Stanforth
                                          President


                                      NATIONAL CONSUMER SERVICES
                                      CORP. II, L.L.C.

                                      By: /s/ John B. Stanforth
                                         -----------------------------
                                          John B. Stanforth
                                          President


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